Warrants	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Warrants
7. Warrants	During 2012, the Company issued a warrant to purchase 8,334 shares of Series B Preferred Stock, in connection with the Loan Agreement. The exercise price of the warrant is $3.00 per share.

On February 27, 2013, the Company issued a warrant to purchase up to a number of shares of Series B Preferred Stock equal to 5% of the amount loaned under the Loan Agreement on February 27, 2013 and thereafter, subject to adjustment as set forth in the warrant, including without limitation for stock combinations and splits. As a result, following the February 2013 and July 2013 advances under the Loan Agreement, the warrant became exercisable for 16,667 shares of the Company’s Series B Preferred Stock. The exercise price of the warrant is $3.00 per share and the warrant expires February 27, 2020.

The exercise price of the warrants is protected against dilutive financing through the term of the warrants. Pursuant to ASC 815-15 and ASC 815-40, the fair value of the warrants was recorded as a derivative liability on the issuance dates.

As of December 31, 2012, the Company had a warrant liability of $24,500 for the warrants issued in 2012.

The Company revalued all of the warrants at the end of the period, and the estimated fair value of the outstanding warrant liability is $47,000 at September 30, 2013. The change in the estimated fair value of the derivative liability resulted in other income (expense) of $100 and $0 for the three months ended September 30, 2013 and 2012, respectively, and $5,800 and $0 for the nine months ended September 30, 2013 and 2012, respectively.

The derivative liabilities were valued at their issuance dates and at September 30, 2013 using a Binomial pricing model and the following weighted average assumptions:

	Closing date	September 30, 2013
Expected volatility	46.3%	40.8%
Risk-free interest rate	1.24%	1.81%
Dividend yield	0.00%	0.00%
Remaining expected term of underlying securities (years)	6.9	6.32

6. Warrants	During 2012, the Company issued a warrant to purchase 8,334 shares of Series B Preferred Stock, in connection with the Loan Agreement. The exercise price of the warrant is $3.00 per share. The warrant also contains a provision in which the exercise price could be adjusted if the Company subsequently issued capital stock for capital-raising purposes at a price less than $3.00 per share.

The warrant expires on June 25, 2019. The warrant was not exercised as of December 31, 2012. The Company recorded approximately $24,500 as a warrant liability for 2012, related to the fair value of the warrant issued. The warrant was valued using the Binomial pricing model and the following assumptions: contractual term of seven years, an average risk free interest rate of 1.18%, a dividend yield of 0.00%, and volatility of 176.30%. This amount was presented as a discount to the carrying value of the related debt, and accreted as interest expense over the life of the debt. Interest expense of approximately $4,330 was recorded in 2012. Pursuant to ASC 815-15, the warrant was determined ineligible for equity classification, due to the anti-dilution provisions, and included as a warrant liability at December 31, 2012.